                                 LOAN AGREEMENT

                                 BY AND BETWEEN

                    FIRST FEDERAL SAVINGS BANK OF FORT DODGE
                      EMPLOYEE STOCK OWNERSHIP PLAN TRUST

                                      AND

                         NORTH CENTRAL BANCSHARES, INC.



                          MADE AND ENTERED INTO AS OF
                               SEPTEMBER 3, 1996

                               TABLE OF CONTENTS
                                                                            Page
                                                                            ----

                                   ARTICLE I
                                   ---------

                                  DEFINITIONS
                                  -----------

Section 1.1    Business Day..................................................  1
Section 1.2    Code..........................................................  2
Section 1.3    Default.......................................................  2
Section 1.4    ERISA.........................................................  2
Section 1.5    Event of Default..............................................  2
Section 1.6    Independent Counsel...........................................  2
Section 1.7    Loan..........................................................  2
Section 1.8    Loan Documents................................................  2
Section 1.9    Pledge Agreement..............................................  2
Section 1.10   Principal Amount..............................................  2
Section 1.11   Promissory Note...............................................  2
Section 1.12   Register......................................................  2

                                   ARTICLE II
                                   ----------

                          THE LOAN; PRINCIPAL AMOUNT;
                      INTEREST; SECURITY; INDEMNIFICATION
                      -----------------------------------

Section 2.1    The Loan; Principal Amount....................................  3
Section 2.2    Interest......................................................  3
Section 2.3    Promissory Note...............................................  4
Section 2.4    Payment of Loan...............................................  4
Section 2.5    Prepayment....................................................  5
Section 2.6    Method of Payments............................................  5
Section 2.7    Use of Proceeds of Loan.......................................  6
Section 2.8    Security......................................................  6
Section 2.9    Registration of the Promissory Note...........................  6

                                  ARTICLE III
                                  -----------

                 REPRESENTATIONS AND WARRANTIES OF THE BORROWER
                 ----------------------------------------------

Section 3.1    Power; Authority; Consents....................................  7
Section 3.2    Due Execution; Validity; Enforceability.......................  7
Section 3.3    Properties; Priority of Liens.................................  7
Section 3.4    No Defaults; Compliance with Laws.............................  7
Section 3.5    Purchases of Common Stock.....................................  8


                                                                            Page
                                                                            ----
                                  ARTICLE IV
                                  ----------

                 REPRESENTATIONS AND WARRANTIES OF THE LENDER
                 --------------------------------------------

Section 4.1    Power; Authority; Consents....................................  8
Section 4.2    Due Execution; Validity; Enforceability.......................  8
Section 4.3    ESOP; Contributions...........................................  8
Section 4.4    Trustee; Committee............................................  9
Section 4.5    Compliance with Laws; Actions.................................  9

                                   ARTICLE V
                                   ---------

                               EVENTS OF DEFAULT
                               -----------------

Section 5.1    Events of Default Under Loan Agreement........................  9
Section 5.2    Lender's Rights upon Event of Default......................... 10

                                   ARTICLE VI
                                   ----------

                            MISCELLANEOUS PROVISIONS
                            ------------------------

Section 6.1    Payments Due to the Lender.................................... 10
Section 6.2    Payments...................................................... 10
Section 6.3    Survival...................................................... 11
Section 6.4    Modifications, Consents and Waivers; Entire Agreement......... 11
Section 6.5    Remedies Cumulative........................................... 11
Section 6.6    Further Assurances; Compliance with Covenants................. 11
Section 6.7    Notices....................................................... 11
Section 6.8    Counterparts.................................................. 13
Section 6.9    Construction; Governing Law................................... 13
Section 6.10   Severability.................................................. 13
Section 6.11   Binding Effect; No assignment or Delegation................... 13


Exhibit A Form of Promissory Note............................................A-1
Exhibit B Form of Pledge Agreement...........................................B-1
Exhibit C Form of Assignment.................................................C-1
Exhibit D Form of Irrevocable Proxy..........................................D-1

                                 LOAN AGREEMENT
                                 --------------


          This LOAN AGREEMENT ("Loan Agreement") is made and entered into as of the 3rd day of September, 1996, by and between the FIRST FEDERAL SAVINGS BANK OF FORT DODGE EMPLOYEE STOCK OWNERSHIP PLAN TRUST ("Borrower"), a trust forming part of the First Federal Savings Bank of Fort Dodge Employee Stock Ownership Plan ("ESOP"), acting through and by its Trustee, FIRST BANKERS TRUST COMPANY, N.A. ("Trustee"); and NORTH CENTRAL BANCSHARES, INC. ("Lender"), a corporation organized and existing under the laws of the state of Iowa, having an office at 825 Central Avenue, Fort Dodge, Iowa 50501.


                             W I T N E S S E T H :
                             -------------------


          WHEREAS, the Borrower is a party to a Loan Agreement dated August __, 1994 with Northwest Savings, successor in interest to Nationar, pursuant to which the Borrower obtained a loan with an outstanding principal balance of Seven Hundred Forty-two Thousand Dollars ($742,000) on the date hereof ("First ESOP Loan"), secured on the date hereof by a collateral pledge of 83,348 shares of common stock of the Lender purchased with the proceeds of the First ESOP Loan ("First ESOP Loan Shares"); and

          WHEREAS, the Borrower is a party to a Loan Agreement dated March 20, 1996 with the Lender, pursuant to which the Borrower obtained a loan with an outstanding principal balance of Eight Hundred Nineteen Thousand Dollars ($819,000) on the date hereof ("Second ESOP Loan") secured by a collateral pledge of 84,000 shares of common stock of the Lender purchased with the proceeds of the Second ESOP Loan ("Second ESOP Loan Shares"); and

          WHEREAS, the Borrower wishes to refinance the First ESOP Loan and the Second ESOP Loan with the Lender without extending the repayment schedules therefor; and

          WHEREAS, the Lender is willing to accommodate such refinancing;

          NOW, THEREFORE, the Borrower and the Lender hereby agree as follows:


                                   ARTICLE I
                                   ---------

                                  DEFINITIONS
                                  -----------


          The following definitions shall apply for purposes of this Loan Agreement, except to the extent that a different meaning is plainly indicated by the context:

          SECTION 1.1 BUSINESS DAY means any day other than a Saturday, Sunday or other day on which banks are authorized or required to close under federal law or the laws of the State of Iowa.

          SECTION 1.2 CODE means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

          SECTION 1.3 DEFAULT means an event or condition which would constitute an Event of Default. The determination as to whether an event or condition would constitute an Event of Default shall be determined without regard to any applicable requirement of notice or lapse of time.

          SECTION 1.4 ERISA means the Employee Retirement Income Security Act of 1974, as amended (including the corresponding provisions of any succeeding law).

          SECTION 1.5 EVENT OF DEFAULT means an event or condition described in
Article V.

          SECTION 1.6 INDEPENDENT COUNSEL means Thacher Proffitt & Wood or other counsel mutually satisfactory to both the Lender and the Borrower.

          SECTION 1.7 LOAN means the loan described in section 2.1.

          SECTION 1.8 LOAN DOCUMENTS means, collectively, this Loan Agreement, the Promissory Note and the Pledge Agreement and all other documents now or hereafter executed and delivered in connection with such documents, including all amendments, modifications and supplements of or to all such documents.

          SECTION 1.9 PLEDGE AGREEMENT means the agreement described in section 2.8(a).

          SECTION 1.10 PRINCIPAL AMOUNT means the face amount of the Promissory Note, determined as set forth in section 2.1(c).

          SECTION 1.11 PROMISSORY NOTE means the promissory note described in section 2.3.

          SECTION 1.12 REGISTER means the register described in section 2.9.



                                   ARTICLE II
                                   ----------

                          THE LOAN; PRINCIPAL AMOUNT;
                      INTEREST; SECURITY; INDEMNIFICATION
                      -----------------------------------


          SECTION 2.1  THE LOAN; PRINCIPAL AMOUNT.

          (a) The Lender hereby agrees to lend to the Borrower on September 3, 1996 One Million Five Hundred Sixty-one Thousand Dollars ($1,561,000.00)

          (b) For all purposes of this Loan Agreement, the Principal Amount on any date shall be equal to the excess, if any, of:

          (i) the aggregate amount disbursed by the Lender pursuant to section 2.1(a); over

          (ii) the aggregate amount of any repayments of such amounts made before such date.

The Lender shall maintain on the Register a record of, and shall record on the Promissory Note, the Principal Amount, any changes in the Principal Amount and the effective date of any changes in the Principal Amount.

          (c) As soon as practicable after its receipt of the Principal Amount, the Borrower shall use the entire Principal Amount to satisfy its outstanding obligations pursuant to the First ESOP Loan and the Second ESOP Loan.

          SECTION 2.2    INTEREST.

          (a) The Borrower shall pay to the Lender interest on the Principal Amount, for the period commencing on the date of this Loan Agreement and continuing until the Principal Amount shall be paid in full, at the rate of seven percent (7%) per annum. Interest payable under this Agreement shall be computed on the basis of a year of 365 days and actual days elapsed (including the first day but excluding the last) occurring in the period to which the computation relates.

          (b) Except as otherwise provided in this section 2.2(b), accrued interest on the Principal Amount shall be payable by the Borrower quarterly in arrears commencing on the last Business Day of the first calendar quarter to end following the date of this Agreement and continuing on the last Business Day of each calendar quarter thereafter and upon the payment or prepayment of such Loan. All interest on the Principal Amount shall be paid by the Borrower in immediately available funds. The Lender shall remit to the Borrower, at least three (3) Business Days before the end of each calendar quarter, a statement of the interest payment due under section 2.2(a) for such quarter; provided, however, that a delay or failure by the Lender in providing the Borrower with such statement shall not alter the Borrower's obligation to make such payment.

          (c) Anything in this Loan Agreement or the Promissory Note to the contrary notwithstanding, the obligation of the Borrower to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to the Lender to the extent that the Lender's receipt thereof would not be permissible under the law or laws applicable to the Lender limiting rates of interest which may be charged or collected by the Lender. Any such payment referred to in the preceding sentence shall be made by the Borrower to the Lender on the earliest interest payment date or dates on which the receipt thereof would be permissible under the laws applicable to the Lender limiting rates of interest which may be charged or collected by the Lender.
Such deferred interest shall not bear interest.


          SECTION 2.3    PROMISSORY NOTE.

          The Loan shall be evidenced by a Promissory Note of the Borrower in substantially the form of Exhibit A attached hereto, dated the date hereof, payable to the order of the Lender in the Principal Amount and otherwise duly completed.

          SECTION 2.4    PAYMENT OF LOAN.

          The Principal Amount of the Loan shall be repaid in quarterly installments payable on the last Business Day of each calendar quarter beginning after the date of this Agreement. The amount of each such quarterly installment shall be as follows:

=======================================================================================
Month/Year        Installment    Month/Year    Installment    Month/Year    Installment
---------------------------------------------------------------------------------------
September 1996         45,000  December 1999        45,000  March 2003           45,000
---------------------------------------------------------------------------------------
December 1996          45,000  March 2000           45,000  June 2003            45,000
---------------------------------------------------------------------------------------
March 1997             45,000  June 2000            45,000  September 2003       45,000
---------------------------------------------------------------------------------------
June 1997              45,000  September 2000       45,000  December 2003        45,000
---------------------------------------------------------------------------------------
September 1997         45,000  December 2000        45,000  March 2004           43,000
---------------------------------------------------------------------------------------
December 1997          45,000  March 2001           45,000  June 2004            21,000
---------------------------------------------------------------------------------------
March 1998             45,000  June 2001            45,000  September 2004       21,000
---------------------------------------------------------------------------------------
June 1998              45,000  September 2001       45,000  December 2004        21,000
---------------------------------------------------------------------------------------
September 1998         45,000  December 2001        45,000  March 2005           21,000
---------------------------------------------------------------------------------------
December 1998          45,000  March 2002           45,000  June 2005            21,000
---------------------------------------------------------------------------------------
March 1999             45,000  June 2002            45,000  September 2005       21,000
---------------------------------------------------------------------------------------
June 1999              45,000  September 2002       45,000  December 2005        21,000
---------------------------------------------------------------------------------------
September 1999         45,000  December 2002        45,000  March 19, 2006       21,000
=======================================================================================

          SECTION 2.5    PREPAYMENT.

          The Borrower shall be entitled to prepay the Loan in whole or in part, at any time and from time to time; provided, however, that the Borrower shall give notice to the Lender of any such prepayment; and provided, further, that any partial prepayment of the Loan shall be in an amount not less than TEN THOUSAND DOLLARS ($10,000.00). Any such prepayment shall be: (a) permanent and irrevocable: (b) accompanied by all accrued interest through the date of such prepayment; (c) made without premium or penalty; and (d) applied in the inverse order of the maturity of the installments thereof unless the Lender and the Borrower agree to apply such prepayments in some other order.

          SECTION 2.6    METHOD OF PAYMENTS.

          (a) All payments of principal, interest, other charges (including indemnities) and other amounts payable by the Borrower hereunder shall be made in lawful money of the United States, in immediately available funds, to the Lender at the address specified in or pursuant to this Loan Agreement for notices to the Lender, not later than 3:00 P.M., Iowa time, on the date on which such payment shall become due. Any such payment made on such date but after such time shall, if the amount paid bears interest, and except as expressly provided to the contrary herein, be deemed to have been made on, and interest shall continue to accrue and be payable thereon until, the next succeeding Business Day. If any payment of principal or interest becomes due on a day other than a Business Day, such payment may be made on the next succeeding Business Day, and when paid, such payment shall include interest to the day on which such payment is in fact made.

          (b) Notwithstanding anything to the contrary contained in this Loan Agreement or the Promissory Note, neither the Borrower nor the Trustee shall be obligated to make any payment, repayment or prepayment on the Promissory Note or take or refrain from taking any other action hereunder or under the Promissory
Note if doing so would cause the ESOP to cease to be an employee stock ownership plan within the meaning of section 4975(e)(7) of the Code or qualified under section 401(a) of the Code or cause the Borrower to cease to be a tax exempt trust under section 501(a) of the Code or if such act or failure to act would cause the Borrower or the Trustee to engage in any "prohibited transaction" as such term is defined in section 4975(c) of the Code and the regulations promulgated thereunder which is not exempted by section 4975(c)(2) or (d) of the Code and the regulations promulgated thereunder or in section 406 of ERISA and the regulations promulgated thereunder which is not exempted by section 408(b) of ERISA and the regulations promulgated thereunder; provided, however, that in each case, the Borrower or the Trustee or both, as the case may be, may act or refrain from acting pursuant to this section 2.6(b) on the basis of an opinion of Independent Counsel. The Borrower and the Trustee may consult with Independent Counsel, and any opinion of such Independent Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such opinion of Independent Counsel. Nothing contained in this section 2.6(b) shall be construed as imposing a duty on either the Borrower or the Trustee to consult with Independent Counsel. Any obligation of the Borrower or the Trustee to make any payment, repayment or prepayment on the Promissory Note or to take or refrain from taking any other act hereunder or under the Promissory Note which is excused pursuant to this section 2.6(b) shall be considered a binding obligation of the Borrower or the Trustee, or both, as the case may be, for the purposes of determining whether a Default or Event of Default has occurred hereunder or under the Promissory Note and nothing in this section 2.6(b) shall be construed as providing a defense to any remedies otherwise available upon a Default or an Event of Default hereunder (other than the remedy of specific performance).

          SECTION 2.7    USE OF PROCEEDS OF LOAN.

          The entire proceeds of the Loan shall be used solely for purposes of repaying all outstanding principal on the First ESOP Loan and Second ESOP Loan.

          SECTION 2.8    SECURITY.

          (a) In order to secure the due payment and performance by the Borrower of all of its obligations under this Loan Agreement, simultaneously with the execution and delivery of this Loan Agreement by the Borrower, the Borrower shall:

          (i) pledge to the Lender as Collateral (as defined in the Pledge Agreement), and grant to the Lender a first priority lien on and security interest in, the Common Stock purchased with the proceeds of the First ESOP Loan and Second ESOP Loan and not allocated to any participant account on the date hereof, by the execution and delivery to the Lender of a Pledge Agreement in the form attached hereto as Exhibit B; and

          (ii) execute and deliver, or cause to be executed and delivered, such other agreements, instruments and documents as the Lender may reasonably require in order to effect the purposes of the Pledge Agreement and this Loan Agreement.

          (b) The Lender shall release from encumbrance under the Pledge Agreement and transfer to the Borrower, as of the date on which any payment or prepayment of the Principal Amount is made, a number of shares of Common Stock held as Collateral equal to the product of: (i) the number of shares of Common Stock purchased with the proceeds of the Loan and pledged as Collateral immediately before the release is effected; multiplied by (ii) a fraction, the numerator of which is the aggregate amount of the principal and interest payments (other than principal payments made upon any refinancing of the Loan, the First ESOP Loan and the Second ESOP Loan) made with respect to the Loan, the First ESOP Loan and the Second ESOP Loan for such calendar year, and the denominator of which is the aggregate amount of all of principal and interest remaining to be paid with respect to the Loan, the First ESOP Loan and the Second ESOP Loan as of the first day of such calendar year.

          SECTION 2.9    REGISTRATION OF THE PROMISSORY NOTE.

          (a) The Lender shall maintain a Register providing for the registration of the Principal Amount and any stated interest and of transfer and exchange of the Promissory Note. Transfer of the Promissory Note may be effected only by the surrender of the old instrument and either the reissuance by the Borrower of the old instrument to the new holder or the issuance by the Borrower of a new instrument to the new holder. The old Promissory Note so surrendered shall be cancelled by the Lender and returned to the Borrower after such cancellation.

          (b) Any new Promissory Note issued pursuant to section 2.9(a) shall carry the same rights to interest (unpaid and to accrue) carried by the Promissory Note so transferred or exchanged so that there will not be any loss or gain of interest on the note surrendered. Such new Promissory Note shall be subject to all of the provisions and entitled to all of the benefits of this Agreement. Prior to due presentment for registration or transfer, the Borrower may deem and treat the registered holder of any Promissory Note as the holder thereof for purposes of payment and all other purposes. A notation shall be made on each new Promissory Note of the amount of all payments of principal and interest theretofore paid.



                                  ARTICLE III
                                  -----------

                 REPRESENTATIONS AND WARRANTIES OF THE BORROWER
                 ----------------------------------------------


          The Borrower hereby represents and warrants to the Lender as follows:

          SECTION 3.1  POWER; AUTHORITY; CONSENTS.

          The Borrower has the power to execute, deliver and perform this Loan Agreement, the Promissory Note and the Pledge Agreement, all of which have been duly authorized by all necessary and proper corporate or other action.

          SECTION 3.2    DUE EXECUTION; VALIDITY; ENFORCEABILITY.

          Each of the Loan Documents, including, without limitation, this Loan Agreement, the Promissory Note and the Pledge Agreement, have been duly executed and delivered by the Borrower; and each constitutes the valid and legally binding obligation of the Borrower, enforceable in accordance with its terms.

          SECTION 3.3    PROPERTIES; PRIORITY OF LIENS.

          The liens which have been created and granted by the Pledge Agreement constitute valid, first liens on the properties and assets covered by the Pledge Agreement, subject to no prior or equal lien.

          SECTION 3.4    NO DEFAULTS; COMPLIANCE WITH LAWS.

          The Borrower is not in default in any material respect under any agreement, ordinance, resolution, decree, bond, note, indenture, order or judgment to which it is a party or by which it is bound, or any other agreement or other instrument by which any of the properties or assets owned by it is materially affected.

          SECTION 3.5    PURCHASES OF COMMON STOCK.

          The Borrower has valid, legal and marketable title to all of the Common Stock so purchased, free and clear of any liens, other than a pledge to the Lender of the Common Stock so purchased pursuant to the Pledge Agreement. Neither the execution and delivery of the Loan Documents nor the performance of any obligation thereunder violates any provision of law or conflicts with or results in a breach of or creates (with or without the giving of notice or lapse of time, or both) a default under any agreement to which the Borrower is a party or by which it is bound or any of its properties is affected. No consent of any federal, state or local governmental authority, agency or other regulatory body, the absence of which could have a materially adverse effect on the Borrower or the Trustee, is or was required to be obtained in connection with the execution, delivery or performance of the Loan Documents and the transactions contemplated therein or in connection therewith, including, without limitation, with respect to the transfer of the shares of Common Stock purchased with the proceeds of the Loan pursuant thereto.


                                   ARTICLE IV
                                   ----------

                  REPRESENTATIONS AND WARRANTIES OF THE LENDER
                  --------------------------------------------

          The Lender hereby represents and warrants to the Borrower as follows:

          SECTION 4.1    POWER; AUTHORITY; CONSENTS.

          The Lender has the power to execute, deliver and perform this Loan Agreement, the Pledge Agreement and all documents executed by the Lender in connection with the Loan, all of which have been duly authorized by all necessary and proper corporate or other action. No consent, authorization or approval or other action by any governmental authority or regulatory body, and no notice by the Lender to, or filing by the Lender with, any governmental authority or regulatory body is required for the due execution, delivery and performance of this Loan Agreement.

          SECTION 4.2    DUE EXECUTION; VALIDITY; ENFORCEABILITY.

          This Loan Agreement and the Pledge Agreement have been duly executed and delivered by the Lender; and each constitutes a valid and legally binding obligation of the Lender, enforceable in accordance with its terms.

          SECTION 4.3    ESOP; CONTRIBUTIONS.

          The ESOP and the Borrower have been duly created, organized and maintained by the Bank in compliance with all applicable laws, regulations and rulings. The ESOP qualifies as an "employee stock ownership plan" as defined in section 4975(e) (7) the Code. The ESOP provides that the Bank may make contributions to the ESOP in an amount necessary to enable the Trustee to amortize the Loan in accordance with the terms of the Promissory Note and this Loan Agreement, and the Bank will make such contributions; provided, however, that no such contributions shall be required if they would adversely affect the qualification of the ESOP under section 401(a) of the Code.

          SECTION 4.4    TRUSTEE; COMMITTEE.

          The Bank has taken such action as is required to be taken by it to duly appoint the Trustee and the members of the Committee. The Bank expressly acknowledges and agrees that this Loan Agreement, the Promissory Note and the Pledge Agreement are being executed by the Trustees not in their individual capacity but solely as trustee of and on behalf of the Borrower.

          SECTION 4.5    COMPLIANCE WITH LAWS; ACTIONS.

          Neither the execution and delivery by the Lender of this Loan Agreement or any instruments required thereby, nor compliance with the terms and provisions of any such documents by the Lender, constitutes a violation of any provision of any law or any regulation, order, writ, injunction or decree or any court or governmental instrumentality, or an event of default under any agreement, to which the Lender is a party or by which the Lender is bound or to which the Lender is subject, which violation or event of default would have a material adverse effect on the Lender. There is no action or proceeding pending or threatened against either of the ESOP or the Borrower before any court or administrative agency.

                                   ARTICLE V
                                   ---------

                               EVENTS OF DEFAULT
                               -----------------


          SECTION 5.1    EVENTS OF DEFAULT UNDER LOAN AGREEMENT.
                         --------------------------------------

          Each of the following events shall constitute an "Event of Default" hereunder:

          (a) Failure to make any payment or mandatory prepayment of principal of the Promissory Note when due, or failure to make any payment of interest on the Promissory Note not later than five (5) Business Days after the date when due.

          (b) Failure by the Borrower to perform or observe any term, condition or covenant of this Loan Agreement or of any of the other Loan Documents, including, without limitation, the Promissory Note and the Pledge Agreement.

          (c) Any representation or warranty made in writing to the Lender in any of the Loan Documents or any certificate, statement or report made or delivered in compliance with this Loan Agreement, shall have been false or misleading in any material respect when made or delivered.

          SECTION 5.2    LENDER'S RIGHTS UPON EVENT OF DEFAULT.
                         -------------------------------------

          If an Event of Default under this Loan Agreement shall occur and be continuing, the Lender shall have no rights to assets of the Borrower other than: (a) contributions (other than contributions of Common Stock) that are made by the Lender to enable the Borrower to meet its obligations pursuant to this Loan Agreement and earnings attributable to the investment of such contributions and (b) "Eligible Collateral" (as defined in the Pledge Agreement); provided, however, that: (i) the value of the Borrower's assets transferred to the Lender following an Event of Default in satisfaction of the due and unpaid amount of the Loan shall not exceed the amount in default (without regard to amounts owing solely as a result of any acceleration of the Loan); (ii) the Borrower's assets shall be transferred to the Lender following an Event of Default only to the extent of the failure of the Borrower to meet the payment schedule of the Loan; and (iii) all rights of the Lender to the Common Stock purchased with the proceeds of the Loan covered by the Pledge Agreement following an Event of Default shall be governed by the terms of the Pledge Agreement.

                                   ARTICLE VI
                                   ----------

                            MISCELLANEOUS PROVISIONS
                            ------------------------

          SECTION 6.1    PAYMENTS DUE TO THE LENDER.
                         --------------------------

          If any amount is payable by the Borrower to the Lender pursuant to any indemnity obligation contained herein, then the Borrower shall pay, at the time or times provided therefor, any such amount and shall indemnify the Lender against and hold it harmless from any loss or damage resulting from or arising out of the nonpayment or delay in payment of any such amount. If any amounts as to which the Borrower has so indemnified the Lender hereunder shall be assessed or levied against the Lender, the Lender may notify the Borrower and make immediate payment thereof, together with interest or penalties in connection therewith, and shall thereupon be entitled to and shall receive immediate reimbursement therefor from the Borrower, together with interest on each such amount as provided in section 2.2(c). Notwithstanding any other provision contained in this Loan Agreement, the covenants and agreements of the Borrower contained in this section 6.1 shall survive: (a) payment of the Promissory Note and (b) termination of this Loan Agreement.

          SECTION 6.2    PAYMENTS.
                         --------

          All payments hereunder and under the Promissory Note shall be made without set-off or counterclaim and in such amounts as may be necessary in order that all such payments shall not be less than the amounts otherwise specified to be paid under this Loan Agreement and the Promissory Note, subject to any applicable tax withholding requirements. Upon payment in full of the Promissory Note, the Lender shall mark such Promissory Note "Paid" and return it to the Borrower.

          SECTION 6.3    SURVIVAL.
                         --------

          All agreements, representations and warranties made herein shall survive the delivery of this Loan Agreement and the Promissory Note.

          SECTION 6.4    MODIFICATIONS, CONSENTS AND WAIVERS; ENTIRE AGREEMENT.
                         -----------------------------------------------------

          No modification, amendment or waiver of or with respect to any provision of this Loan Agreement, the Promissory Note, the Pledge Agreement, or any of the other Loan Documents, nor consent to any departure from any of the terms or conditions thereof, shall in any event be effective unless it shall be in writing and signed by the party against whom enforcement thereof is sought. Any such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No consent to or demand on a party in any case shall, of itself, entitle it to any other or further notice or demand in similar or other circumstances. This Loan Agreement embodies the entire agreement and understanding between the Lender and the Borrower and supersedes all prior agreements and understandings relating to the subject matter hereof.

          SECTION 6.5    REMEDIES CUMULATIVE.
                         -------------------

          Each and every right granted to the Lender hereunder or under any other document delivered hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of the Lender or the holder of the Promissory Note to exercise, and no delay in exercising, any right shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other or future exercise thereof or the exercise of any other right. The due payment and performance of the obligations under the Loan Documents shall be without regard to any counterclaim, right of offset or any other claim whatsoever which the Borrower may have against the Lender and without regard to any other obligation of any nature whatsoever which the Lender may have to the Borrower, and no such counterclaim or offset shall be asserted by the Borrower in any action, suit or proceeding instituted by the Lender for payment or performance of such obligations.

          SECTION 6.6    FURTHER ASSURANCES; COMPLIANCE WITH COVENANTS.
                         ---------------------------------------------

          At any time and from time to time, upon the request of the Lender, the Borrower shall execute, deliver and acknowledge or cause to be executed, delivered and acknowledged, such further documents and instruments and do such other acts and things as the Lender may reasonably request in order to fully effect the terms of this Loan Agreement, the Promissory Note, the Pledge Agreement, the other Loan Documents and any other agreements, instruments and documents delivered pursuant hereto or in connection with the Loan.

          SECTION 6.7    NOTICES.
                         -------

          Except as otherwise specifically provided for herein, all notices, requests, reports and other communications pursuant to this Loan Agreement shall be in writing, either by letter (delivered by hand or commercial messenger service or sent by registered or certified mail, return receipt requested, except for routine reports delivered in compliance with Article VI hereof which may be sent by ordinary first-class mail) or telex or telecopier, addressed as follows:

          (a)  If to the Borrower:

                    First Federal Savings Bank of Fort Dodge
                    Employee Stock Ownership Plan Trust
                    c/o First Bankers Trust Company, N.W.
                    1201 Broadway
                    Quincy, Illinois  62301
                    Attention:  Ms. Carmen Walch
                                Trust Officer

               with copies to:

                    Thacher Proffitt & Wood
                    Two World Trade Center, 39th Floor
                    New York, New York  10048
                    Attention:  W. Edward Bright, Esq.

          (b)  If to the Lender:

                    North Central Bancshares, Inc.
                    825 Central Avenue
                    Fort Dodge, Iowa 50501
                    Attention:  Mr. David M. Bradley

                     President and Chief Executive Officer
                     -------------------------------------

               with a copy to:

                    Thacher Proffitt & Wood
                    Two World Trade Center, 39th Floor
                    New York, New York  10048
                    Attention:  W. Edward Bright, Esq.

Any notice, request or communication hereunder shall be deemed to have been given on the day on which it is delivered by hand or by commercial messenger service, or sent by telex or telecopier, to such party at its address specified above, or, if sent by mail, on the third Business Day after the day deposited in the mail, postage prepaid, addressed as aforesaid. Any party may change the person or address to whom or which notices are to be given hereunder, by notice duly given hereunder; provided, however, that any such notice shall be deemed to have been given only when actually received by the party to whom it is addressed.

          SECTION 6.8    COUNTERPARTS.
                         ------------

          This Loan Agreement may be signed in any number of counterparts which, when taken together, shall constitute one and the same document.

          SECTION 6.9    CONSTRUCTION; GOVERNING LAW.
                         ---------------------------

          The headings used in the table of contents and in this Loan Agreement are for convenience only and shall not be deemed to constitute a part hereof. All uses herein of any gender or of singular or plural terms shall be deemed to include uses of the other genders or plural or singular terms, as the context may require. All references in this Loan Agreement to an Article or section shall be to an Article or section of this Loan Agreement, unless otherwise specified. This Loan Agreement, the Promissory Note, the Pledge Agreement and the other Loan Documents shall be governed by, and construed and interpreted in accordance with the provisions of federal law and, in the absence of controlling federal law, the laws of the State of Iowa. The transaction evidenced by this Loan Agreement is intended to constitute an exempt loan under section 408(b)(3) of ERISA and section 4975(d)(3) of the Code and shall be construed and enforced to effect such intention.

          SECTION 6.10   SEVERABILITY.
                         ------------

          Wherever possible, each provision of this Loan Agreement shall be interpreted in such manner as to be effective and valid under applicable law; however, the provisions of this Loan Agreement are severable, and if any clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Loan Agreement in any jurisdiction. Each of the covenants, agreements and conditions contained in this Loan Agreement is independent, and compliance by a party with any of them shall not excuse non-compliance by such party with any other. The Borrower shall not take any action the effect of which shall constitute a breach or violation of any provision of this Loan Agreement.


          SECTION 6.11   BINDING EFFECT; NO ASSIGNMENT OR DELEGATION.
                         -------------------------------------------

          This Loan Agreement shall be binding upon and inure to the benefit of the Borrower and its successors and the Lender and its successors and assigns. The rights and obligations of the Borrower under this Agreement shall not be assigned or delegated without the prior written consent of the Lender, and any purported assignment or delegation without such consent shall be void.

          IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed as of the date first above written.



                              FIRST FEDERAL SAVINGS BANK OF FORT DODGE
                              EMPLOYEE STOCK OWNERSHIP PLAN TRUST


                              BY: FIRST BANKERS TRUST COMPANY, N.A., in its capacity as trustee and not in any other capacity


                              BY:   /s/ Carmen Walch
                                    ------------------------------------------
                                    Name:  Carmen Walch
                                    Title:  Trust Officer


                              DATE: September 3, 1996



                              NORTH CENTRAL BANCSHARES, INC.


                              BY:   /s/ David M. Bradley
                                    ------------------------------------------
                                    David M. Bradley
                                    President and Chief Executive Officer


                              DATE: September 3, 1996

                                PROMISSORY NOTE
                                ---------------



$1,561,000                                                      Fort Dodge, Iowa
PRINCIPAL AMOUNT                                               September 3, 1996


          FOR VALUE RECEIVED, the undersigned, First Federal Savings Bank of Fort Dodge Employee Stock Ownership Plan Trust ("Borrower"), acting by and through its Trustee, First Bankers Trust Company, N.A. ("Trustee"), hereby promises to pay to the order of North Central Bancshares, Inc. ("Lender") One Million Five Hundred Sixty-one Thousand Dollars ($1,561,000.00) payable in accordance with the Loan Agreement made and entered into between the Borrower and the Lender as of September 3, 1996, pursuant to which this Promissory Note is issued, in quarterly installments as follows:


========================================================================================
Month/Year        Installment    Month/Year    Installment    Month/Year    Installment
----------------------------------------------------------------------------------------
September 1996       45,000    December 1999      45,000    March 2003         45,000
----------------------------------------------------------------------------------------
December 1996        45,000    March 2000         45,000    June 2003          45,000
----------------------------------------------------------------------------------------
March 1997           45,000    June 2000          45,000    September 2003     45,000
----------------------------------------------------------------------------------------
June 1997            45,000    September 2000     45,000    December 2003      45,000
----------------------------------------------------------------------------------------
September 1997       45,000    December 2000      45,000    March 2004         43,000
----------------------------------------------------------------------------------------
December 1997        45,000    March 2001         45,000    June 2004          21,000
----------------------------------------------------------------------------------------
March 1998           45,000    June 2001          45,000    September 2004     21,000
----------------------------------------------------------------------------------------
June 1998            45,000    September 2001     45,000    December 2004      21,000
----------------------------------------------------------------------------------------
September 1998       45,000    December 2001      45,000    March 2005         21,000
----------------------------------------------------------------------------------------
December 1998        45,000    March 2002         45,000    June 2005          21,000
----------------------------------------------------------------------------------------
March 1999           45,000    June 2002          45,000    September 2005     21,000
----------------------------------------------------------------------------------------
June 1999            45,000    September 2002     45,000    December 2005      21,000
----------------------------------------------------------------------------------------
September 1999       45,000    December 2002      45,000    March 19, 2006     21,000
=======================================================================================

          This Promissory Note shall bear interest at the rate per annum set forth or established under the Loan Agreement, such interest to be payable quarterly in arrears, commencing on March 31, 1996 and thereafter on the last Business Day of each calendar quarter and upon payment or prepayment of this Promissory Note.

          Anything herein to the contrary notwithstanding, the obligation of the Borrower to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to the Lender to the extent that the Lender's receipt thereof would not be permissible under the law or laws applicable to the Lender limiting rates of interest which may be charged or collected by the Lender. Any such payments of interest which are not made as a result of the limitation referred to in the preceding sentence shall be made by the Borrower to the Lender on the earliest interest payment date or dates on which the receipt thereof would be permissible under the laws applicable to the Lender limiting rates of interest which may be charged or collected by the Lender. Such deferred interest shall not bear interest.

          Payments of both principal and interest on this Promissory Note are to be made at the principal office of the Lender at 825 Central Avenue, Fort Dodge, Iowa 50501 or such other place as the holder hereof shall designate to the Borrower in writing, in lawful money of the United States of America in immediately available funds.

          Failure to make any payment of principal on this Promissory Note when due, or failure to make any payment of interest on this Promissory Note not later than five (5) Business Days after the date when due, shall constitute a default hereunder, whereupon the principal amount of and accrued interest on this Promissory Note shall immediately become due and payable in accordance with the terms of the Loan Agreement.

          This Promissory Note is secured by a Pledge Agreement between the Borrower and the Lender of even date herewith and is entitled to the benefits thereof.


                              FIRST FEDERAL SAVINGS BANK OF FORT DODGE
                              EMPLOYEE STOCK OWNERSHIP PLAN TRUST


                              BY: FIRST BANKERS TRUST COMPANY, N.A., in its capacity as Trustee and not in any other capacity


                              BY:   /s/ Carmen Walch
                                    -----------------------------------------
                                    Name:   Carmen Walch
                                    Title:  Trust Officer

                                                                       EXHIBIT B
                                                                       ---------

                                PLEDGE AGREEMENT
                                ----------------


          This PLEDGE AGREEMENT ("Pledge Agreement") is made as of the 3rd day of September, 1996, by and between the FIRST FEDERAL SAVINGS BANK OF FORT DODGE EMPLOYEE STOCK OWNERSHIP TRUST, acting by and through its Trustee, First Bankers Trust Company, N.A. ("Pledgor"), and NORTH CENTRAL BANCSHARES, INC., a corporation organized and existing under the laws of the State of Iowa, having an office at 825 Central Avenue, Fort Dodge, Iowa 50501 ("Pledgee").


                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS, this Pledge Agreement is being executed and delivered to the Pledgee pursuant to the terms of a Loan Agreement of even date herewith ("Loan Agreement"), by and between the Pledgor and the Pledgee;

          NOW, THEREFORE, in consideration of the mutual agreements contained herein and in the Loan Agreement, the parties hereto do hereby covenant and agree as follows:

          SECTION 1. DEFINITIONS. The following definitions shall apply for purposes of this Pledge Agreement, except to the extent that a different meaning is plainly indicated by the context; all capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Loan
Agreement:

          (a) Collateral shall mean the Pledged Shares and, subject to section 5 hereof, and to the extent permitted by applicable law, all rights with respect thereto, and all proceeds of such Pledged Shares and rights.

          (b) Event of Default shall mean an event so defined in the Loan Agreement.

          (c) Liabilities shall mean all the obligations of the Pledgor to the Pledgee, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, under the Loan Agreement and the Promissory Note.

          (d) Pledged Shares shall mean all the shares of Common Stock of North Central Bancshares, Inc. purchased by the Pledgor with the proceeds of the First ESOP Loan and the Second ESOP Loan, but excluding any such shares previously released from encumbrance in accordance with the terms thereof.

          SECTION 2. PLEDGE. To secure the payment of and performance of all the Liabilities, the Pledgor hereby pledges to the Pledgee, and grants to the Pledgee a security interest in and lien upon, the Collateral.

          SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE PLEDGOR. The Pledgor represents, warrants and covenants to the Pledgee as follows:

          (a) the execution, delivery and performance of this Pledge Agreement and the pledging of the Collateral hereunder do not and will not conflict with, result in a violation of, or constitute a default under any agreement binding upon the Pledgor;

          (b) the Pledged Shares are and will continue to be owned by the Pledgor free and clear of any liens or rights of any other person except the lien hereunder and under the Loan Agreement in favor of the Pledgee, and the security interest of the Pledgee in the Pledged Shares and the proceeds thereof is and will continue to be prior to and senior to the rights of all others;

          (c) this Pledge Agreement is the legal, valid, binding and enforceable obligation of the Pledgor in accordance with its terms;

          (d) the Pledgor shall, from time to time, upon request of the Pledgee, promptly deliver to the Pledgee such stock powers, proxies, and similar documents, satisfactory in form and subsequent to the Pledgee, with respect to the Collateral as the Pledgee may reasonably request; and

          (e) subject to the first sentence of section 4(b), the Pledgor shall not, so long as any Liabilities are outstanding, sell, assign, exchange, pledge or otherwise transfer or encumber any of its rights in and to any of the Collateral.

          SECTION 4.  ELIGIBLE COLLATERAL.
                      -------------------

          (a) As used herein the term "Eligible Collateral" shall mean that amount of Collateral which has an aggregate fair market value equal to the amount by which the Pledgor is in default (without regard to any amounts owing solely as the result of an acceleration of the Loan Agreement) or such lesser amount of Collateral as may be required pursuant to section 13 of this Pledge Agreement.

          (b) The Pledged Shares shall be released from this Pledge Agreement by the Pledgee, as of the date on which any payment or prepayment of the Principal Amount is made by the Pledgor, in a number of shares of Common Stock held as Collateral equal to the product of: (i) the number of shares of Common Stock purchased with the proceeds of the Loan and pledged as Collateral immediately before the release is effected; multiplied by (ii) a fraction, the numerator of which is the aggregate amount of the principal and interest payments on the Loan, the First ESOP Loan and the Second ESOP Loan (other than principal payments made upon any refinancing) made for such calendar year, and the denominator of which is the aggregate amount of all of principal and interest remaining to be paid on the Loan, the First ESOP Loan and the Second ESOP Loan as of the first day of such calendar year, and in a manner conforming to the requirements of Treasury Regulations Section 54.4957-7(b)(8), as the same may be from time to time amended or supplemented. Subject to such Regulations, the Pledgee may from time to time, after any Default or Event of Default, and without prior notice to the Pledgor, transfer all or any part of the Eligible Collateral into the name of the Pledgee or its nominee, with or without disclosing that such Eligible Collateral is subject to any rights of the Pledgor and may from time to time, whether before or after any of the

     Liabilities shall become due and payable, without notice to the Pledgor, take all or any of the following actions: (i) notify the parties obligated on any of the Eligible Collateral to make payment to the Pledgee of any amounts due or to become due thereunder, (ii) release or exchange all or any part of the Eligible Collateral, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, and (iii) take control of any proceeds of the Eligible Collateral.

          SECTION 5.  DELIVERY.
                      --------

          (a) The Pledgor shall deliver to the Pledgee upon execution of this Pledge Agreement (i) an assignment by the Pledgor of all the Pledgor's rights to and interest in the Pledged Shares and (ii) an irrevocable proxy, in form and substance satisfactory to the Pledgee, signed by the Pledgor with respect to the Pledged Shares.

          (b) So long as no Default or Event of Default shall have occurred and be continuing, (i) the Pledgor shall be entitled to exercise any and all voting and other rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement, and (ii) the Pledgor shall be entitled to receive any and all cash dividends or other distributions paid in respect of the Collateral.

          SECTION 6.  EVENTS OF DEFAULT.
                      -----------------

          (a) If a Default or an Event of Default shall be existing, in addition to the rights it may have under the Loan Agreement, the Promissory Note, and this Pledge Agreement, or by virtue of any other instrument, (i) the Pledgee may exercise, with respect to the Eligible Collateral, from time to time any rights and remedies available to it under the Uniform Commercial Code as in effect from time to time in the State of New York or otherwise available to it and (ii) the Pledgee shall have the right, for and in the name, place and stead of the Pledgor, to execute endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Eligible Collateral. Written notification of intended disposition of any of the Eligible Collateral shall be given by the Pledgee to the Pledgor at least three (3) Business Days before such disposition. Subject to section 13 below, any proceeds of any disposition of Eligible Collateral may be applied by the Pledgee to the payment of expenses in connection with the Eligible Collateral, including, without limitation, reasonable attorney's fees and legal expenses, and any balance of such proceeds may be applied by the Pledgee toward the payment of such of the Liabilities as are in Default, and in such order of application, as the Pledgee may from time to time elect. No action of the Pledgee permitted hereunder shall impair or affect its rights in and to the Eligible Collateral. All rights and remedies of the Pledgee expressed hereunder are in addition to all other rights and remedies possessed by it, including, those contained in the documents referred to in the definition of Liabilities in section 1 hereof.

          (b) In any sale of any of the Eligible Collateral after a Default or an Event of Default shall have occurred, the Pledgee is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers or further restrict such prospective bidders or purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Eligible Collateral), or in order to obtain such required approval of the sale or of the purchase by any governmental regulatory authority or official, and the Pledgor further agrees that such compliance shall not result in such sale's being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Pledgee be liable or accountable to the Pledgor for any discount allowed by reason of the fact that such Eligible Collateral is sold in compliance with any such limitation or restriction.

          SECTION 7. PAYMENT IN FULL. Upon the payment in full of all outstanding Liabilities, this Pledge Agreement shall terminate and the Pledgee shall forthwith assign, transfer and deliver to the Pledgor, against receipt and without recourse to the Pledgee, all Collateral then held by the Pledgee pursuant to this Pledge Agreement.

          SECTION 8. NO WAIVER. No failure or delay on the part of the Pledgee in exercising any right or remedy hereunder or under any other document which confers or grants any rights in the Pledgee in respect of the Liabilities shall operate as a waiver thereof nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy of the Pledgee.

          SECTION 9. BINDING EFFECT; NO ASSIGNMENT OR DELEGATION. This Pledge Agreement shall be binding upon and inure to the benefit of the Pledgor, the Pledgee and their respective successors and assigns, except that the Pledgor may not assign or transfer its right hereunder without the prior written consent of the Pledgee (which consent shall not unreasonably be withheld). Each duty or obligation of the Pledgor to the Pledgee pursuant to the provisions of this Pledge Agreement shall be performed in favor of any person or entity designated by the Pledgee, and any duty or obligation of the Pledgee to the Pledgor may be performed by any other person or entity designated by the Pledgee.

          SECTION 10. GOVERNING LAW. This Pledge Agreement shall be governed by and construed in accordance with the provisions of federal law, and in the absence of controlling federal law, the laws of the State of Iowa applicable to agreements to be performed wholly within the State of Iowa.

          SECTION 11. NOTICES. All notices, requests, instructions or documents hereunder shall be in writing and delivered personally or sent by United States mail, registered or certified, return receipt requested, with proper postage prepaid, as follows:

     (a)  If to the Pledgee:

               North Central Bancshares, Inc.
               825 Central Avenue
               Fort Dodge, Iowa  50501
               Attention:  Mr. David M. Bradley
                           President and Chief Executive Officer
                           -------------------------------------

          with a copy to:

               Thacher Proffitt & Wood
               Two World Trade Center, 39th Floor
               New York, New York  10048
               Attention:  W. Edward Bright, Esq.
                           ----------------------


     (b)  If to the Pledgor:

               First Federal Savings Bank of Fort Dodge
                     Employee Stock Ownership Plan Trust
               c/o First Bankers Trust Company, N.A.
               1201 Broadway
               Quincy, Illinois  62301
               Attention:  Ms. Carmen Walch
                           Trust Officer
                           -------------

          with copies to:

               Thacher Proffitt & Wood
               Two World Trade Center, 39th Floor
               New York, New York  10048
               Attention:  W. Edward Bright, Esq.
                           ----------------------

or at such other address as either of the parties may designate by written notice to the other party. If delivered personally, the date on which the notice, request, instruction or document is delivered shall be the date on which such delivery is made, and, if delivered by mail, the date on which such notice, request, instruction or document is deposited in the mail shall be the date of delivery. Each notice, request, instruction or document shall bear the date on which it is delivered.

          SECTION 12. INTERPRETATION. Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision hereof shall be prohibited by or invalid under such law, such provisions shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions hereof.

          SECTION 13. CONSTRUCTION. All provisions hereof shall be construed so as to maintain (a) the ESOP as a qualified leveraged employee stock ownership plan under section 401(a) and 4975(e)(7) of the Internal Revenue Code of 1986 (the "Code"), (b) the Trust as exempt from taxation under section 501(a) of the Code and (c) the Loan as an exempt loan under section 54.4975-7(b) of the Treasury Regulations and as described in Department of Labor Regulation section 2550.408b-3.

          IN WITNESS WHEREOF, this Pledge Agreement has been duly executed by the parties hereto as of the day and year first above written.


                         FIRST FEDERAL SAVINGS BANK OF FORT DODGE
                         EMPLOYEE STOCK OWNERSHIP TRUST


                         By: FIRST BANKERS TRUST COMPANY, N.A., in its capacity as Trustee and not in any other capacity


                         By:   /s/ Carmen Walch
                               ------------------
                               Name: Carmen Walch
                               Title:  Trust Officer

                         Date: September 3, 1996



                         NORTH CENTRAL BANCSHARES, INC.


                         By:   /s/ David M. Bradley
                               ----------------------
                               David M. Bradley
                               President and Chief Executive Officer

                         Date: September 3, 1996

                                PROMISSORY NOTE
                                ---------------



$1,561,000                  Fort Dodge, Iowa
PRINCIPAL AMOUNT              September 3, 1996


          FOR VALUE RECEIVED, the undersigned, First Federal Savings Bank of Fort Dodge Employee Stock Ownership Plan Trust ("Borrower"), acting by and through its Trustee, First Bankers Trust Company, N.A. ("Trustee"), hereby promises to pay to the order of North Central Bancshares, Inc. ("Lender") One Million Five Hundred Sixty-one Thousand Dollars ($1,561,000.00) payable in accordance with the Loan Agreement made and entered into between the Borrower and the Lender as of September 3, 1996, pursuant to which this Promissory Note is issued, in quarterly installments as follows:


Month/Year        Installment    Month/Year    Installment    Month/Year    Installment

September 1996         45,000  December 1999        45,000  March 2003           45,000

December 1996          45,000  March 2000           45,000  June 2003            45,000

March 1997             45,000  June 2000            45,000  September 2003       45,000

June 1997              45,000  September 2000       45,000  December 2003        45,000

September 1997         45,000  December 2000        45,000  March 2004           43,000

December 1997          45,000  March 2001           45,000  June 2004            21,000

March 1998             45,000  June 2001            45,000  September 2004       21,000

June 1998              45,000  September 2001       45,000  December 2004        21,000

September 1998         45,000  December 2001        45,000  March 2005           21,000

December 1998          45,000  March 2002           45,000  June 2005            21,000

March 1999             45,000  June 2002            45,000  September 2005       21,000

June 1999              45,000  September 2002       45,000  December 2005        21,000
September 1999         45,000  December 2002        45,000  March 19, 2006       21,000
=======================================================================================


          This Promissory Note shall bear interest at the rate per annum set forth or established under the Loan Agreement, such interest to be payable quarterly in arrears, commencing on March 31, 1996 and thereafter on the last Business Day of each calendar quarter and upon payment or prepayment of this Promissory Note.

          Anything herein to the contrary notwithstanding, the obligation of the Borrower to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to the Lender to the extent that the Lender's receipt thereof would not be permissible under the law or laws applicable to the Lender limiting rates of interest which may be charged or collected by the Lender. Any such payments of interest which are not made as a result of the limitation referred to in the preceding sentence shall be made by the Borrower to the Lender on the earliest interest payment date or dates on which the receipt thereof would be permissible under the laws applicable to the Lender limiting rates of interest which may be charged or collected by the Lender. Such deferred interest shall not bear interest.

          Payments of both principal and interest on this Promissory Note are to be made at the principal office of the Lender at 825 Central Avenue, Fort Dodge, Iowa 50501 or such other place as the holder hereof shall designate to the Borrower in writing, in lawful money of the United States of America in immediately available funds.

          Failure to make any payment of principal on this Promissory Note when due, or failure to make any payment of interest on this Promissory Note not later than five (5) Business Days after the date when due, shall constitute a default hereunder, whereupon the principal amount of and accrued interest on this Promissory Note shall immediately become due and payable in accordance with the terms of the Loan Agreement.

          This Promissory Note is secured by a Pledge Agreement between the Borrower and the Lender of even date herewith and is entitled to the benefits thereof.



                              FIRST FEDERAL SAVINGS BANK OF FORT DODGE
                              EMPLOYEE STOCK OWNERSHIP PLAN TRUST


                              BY: FIRST BANKERS TRUST COMPANY, N.A., in its capacity as Trustee and not in any other capacity


                              BY:      /s/ Carmen Walch
                                     ------------------
                                    Name:  Carmen Walch
                                    Title:  Trust Officer

                                  ASSIGNMENT
                                  ----------


          In consideration of the loan made by North Central Bancshares, Inc. ("Lender") to the First Federal Savings Bank of Fort Dodge Employee Stock Ownership Plan Trust ("Borrower") pursuant to the Loan Agreement of even date herewith between the Lender and the Borrower ("Loan Agreement") and pursuant to the Pledge Agreement between the Lender and the Borrower of even date herewith pertaining thereto, the Borrower hereby transfers, assigns and conveys to Lender all its right, title and interest in and to those certain shares of common stock of the Lender not allocated to the accounts of any participant which were purchased with the proceeds of prior loans extended by Northwest Savings and the Lender.


                              FIRST FEDERAL SAVINGS BANK OF FORT DODGE
                              EMPLOYEE STOCK OWNERSHIP PLAN TRUST


                              BY: FIRST BANKERS TRUST COMPANY, N.A., in its capacity as Trustee and not in any other capacity


                              BY:   /s/ Carmen Walch
                                    ------------------------------------------
                                    Name:   Carmen Walch
                                    Title:  Trust Officer



SEPTEMBER 3, 1996.

                               IRREVOCABLE PROXY
                               -----------------



     In consideration of the loan made by North Central Bancshares, Inc. ("Lender") to the First Federal Savings Bank of Fort Dodge Employee Stock Ownership Plan Trust ("Borrower") pursuant to the Loan Agreement of even date herewith between the Lender and the Borrower ("Loan Agreement") and the Pledge Agreement between the Lender and the Borrower of even date herewith pertaining thereto, the undersigned Borrower hereby appoints the Lender as its proxy, with power of substitution, to represent and to vote those certain shares of common stock of the Lender not allocated to the account of any participant and which were purchased with the proceeds of prior loans extended by Northwest Savings and the Lender. This proxy, when properly executed, shall be irrevocable and shall give the Lender full power and authority to vote on any and all matters for which other holders of shares of common stock of the Lender are entitled to vote.



                                 FIRST FEDERAL SAVINGS BANK OF FORT DODGE
                                 EMPLOYEE STOCK OWNERSHIP PLAN TRUST


                              BY: FIRST BANKERS TRUST COMPANY, N.A., in its capacity as Trustee and not in any other capacity


                              BY:   /s/ Carmen Walch

                                    --------------------------------------------
                                    Name:   Carmen Walch
                                    Title:  Trust Officer



SEPTEMBER 3, 1996.